COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

17.    COMMITMENTS AND CONTINGENCIES

Commitments

As of December 31, 2024, the Company guaranteed the lease obligation of a location related to a third-party that operates a dispensary in New Jersey. The Company is the guarantor of the lease with maximum total payments of $765 and will continue as the guarantor through December 2028. The Company would be required to perform under the guarantee if the third-party is in default. As of December 31, 2024, the Company does not anticipate any material defaults under the foregoing lease, and therefore, no liability has been accrued.

Contingencies

Employee Retention Credit (“ERC”)

In 2023, the Company filed for an ERC for the period beginning January 1 to June 30, 2021 in the amount of $12,354. During 2023, the Company received notices from the IRS for a total ERC refund of $5,238 and recorded a receivable included as part of prepaid expenses, deposits, and other current assets in the consolidated balance sheets and other income on the consolidated statements of operations. In accordance with ASC 958-605, Not-for-Profit Entities – Revenue Recognition, the Company determined that the condition to record a receivable is met when the IRS confirms the claim is valid or the cash is received. Absent of any confirmation, there remains uncertainty as to whether the amounts will be received.

As of December 31, 2024, the Company received proceeds from the IRS of $5,196 relating to its ERC refund. The Company expects to receive or monetize the remaining ERC balance of up to $7,158. Subsequent to December 31, 2024, the Company received $3,907 from the sale of $4,597 in ERC claims. The remaining claim has not yet met the criteria to be recorded as a receivable due to ongoing uncertainty surrounding IRS processing and regulatory interpretations of The Coronavirus Aid, Relief, and Economic Security  Act. Management continues to assess opportunities to realize the remaining ERC, including potential third-party transactions to accelerate liquidity.

State and local regulations

The Company’s operations are subject to a variety of state and local regulations. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits and/or licenses that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance, in all material respects, with applicable state and local regulations as of December 31, 2024, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of December 31, 2024, there were no material pending or threatened lawsuits that would be reasonably expected to have a material adverse effect on the results of the Company’s operations. There are also no proceedings in which any of the Company's directors, officers or affiliates are an adverse party or have a material interest adverse to the Company's interest.